UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2011
GLOBAL INDUSTRIES, LTD.
(Exact Name of Registrant as Specified in Its Charter)

Louisiana (State or Other Jurisdiction of Incorporation)	0-21086 (Commission File Number)	72-1212563 (I.R.S. Employer Identification No.)

8000 Global Drive Carlyss, Louisiana (Address of Principal Executive Offices)	70665 (Zip Code)
Registrant’s telephone number, including area code: (337) 583-5000
n/a
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On February 28, 2011, James J. Doré, Senior Vice President of Worldwide Diving of Global Industries, Ltd. (the “Company”), notified the Company of his intent to retire from his position with the Company at the end of March 2011. The Company is currently negotiating terms for, and intends to enter into, a consulting agreement with Mr. Doré under which Mr. Doré would provide consulting services to the Company after his retirement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDUSTRIES, LTD.
By:	/s/ John B. Reed
John B. Reed
Chief Executive Officer

February 28, 2011